Changes in accounting policies	9 Months Ended
Jul. 31, 2021
Text block [abstract]
Changes in accounting policies
Note 1.    Changes in accounting policies
(a)    Current period changes in accounting policies
Interest Rate Benchmark Reform: Phase 2 Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16
Various interest rate and other indices that are deemed to be “benchmarks” (including LIBOR) are the subject of international regulatory guidance and proposals for reform. Regulators in various jurisdictions have pushed for the transition from Interbank Offered Rates (IBORs) to alternative benchmark rates (alternative rates), based upon risk-free rates determined using actual market transactions. The U.K.’s Financial Conduct Authority (FCA) originally announced in July 2017 that it would not compel banks to submit LIBOR rates after December 2021. In March 2021, the FCA and the ICE Benchmark Administrator (IBA) announced the dates for the cessation or loss of representativeness of various LIBOR rates including that the GBP, EUR, CHF and JPY LIBORs will cease on December 31, 2021 and that most USD LIBOR tenors will cease on June 30, 2023. This announcement results in a fixed spread between the LIBOR rate and the alternative rate for a given tenor which will apply on the cessation of the relevant LIBOR rates. While the extension for most USD LIBOR tenors until June 30, 2023 allows for many legacy contracts to mature before the cessation date, originations of new USD LIBOR-linked products would cease after the end of 2021. In June 2021, OSFI announced its expectations for the cessation of IBOR rates, which are consistent with the announcements previously made by the FCA and IBA. OSFI also expects financial institutions to prioritize system and model updates to accommodate alternative rates and to be able to transact in alternative rates by the end of 2021. We expect to be compliant with these regulatory expectations.
In June 2021, in an effort to increase the liquidity of swaps indexed to alternative rates and to accelerate the progress of transitioning away from USD LIBOR, the Alternative Reference Rates Committee (ARRC) endorsed the Secured Overnight Financing Rate (SOFR) First initiative announced by the Commodity Futures Trading Commission. As a result of this initiative, interdealer brokers are recommended to trade swaps that are indexed to SOFR in place of swaps indexed to USD LIBOR commencing July 26, 2021. The SOFR First initiative still permits interdealer brokers to trade SOFR to LIBOR basis swaps to manage market risk from the increased use of SOFR based swaps and to continue to support LIBOR based client demand during the transition period.
As an additional measure to increase the use of SOFR, on July 29, 2021, the ARRC formally recommended the SOFR based forward-looking term rate (Term SOFR) methodology established by the Chicago Mercantile Exchange (CME), which is expected to provide entities with greater certainty over SOFR based lending rates since term rates are established at the beginning of a contractual interest reset period in contrast to overnight rates such as SOFR that are reset each day. As a participant in the interdealer broker market, CIBC has the necessary processes, systems and models to comply with the SOFR First initiative and will continue to monitor the development of Term SOFR as we manage IBOR transition.
In response to interest rate benchmark reform, the IASB issued “Interest Rate Benchmark Reform: Phase 2 Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4, and IFRS 16” (Phase 2 amendments) in August 2020. These amendments address issues that affect financial reporting once an existing rate is replaced with an alternative rate and concludes the IASB’s amendments to financial reporting standards due to the effects of interest rate benchmark reform. While the Phase 2 amendments are effective for annual periods beginning on or after January 1, 2021, we elected to early adopt the Phase 2 amendments effective November 1, 2020. Only the amendments to IAS 39 “Financial Instruments: Recognition and Measurement” (IAS 39), IFRS 7 “Financial Instruments: Disclosures”, IFRS 4 “Insurance Contracts”, and IFRS 16 “Leases” apply to us because we elected to continue to apply the hedge accounting requirements of IAS 39 upon the adoption of IFRS 9 “Financial Instruments” (IFRS 9).
The Phase 2 amendments permit modifications of amortized cost financial assets and financial liabilities, and lessee lease liabilities that are made as a direct consequence of IBOR reform, and on an economically equivalent basis to be accounted for by updating the effective interest rate prospectively with no immediate gain or loss recognition. The amendments also provide temporary relief that allows for hedging relationships to continue upon the replacement of an existing interest rate benchmark with an alternative rate under certain qualifying conditions, including the amendment of the hedge designation and documentation to reflect the new rate, and permits new hedging relationships that are in the scope of the Phase 2 amendments. As a result of the adoption of the Phase 2 amendments, we have provided additional disclosures related to our exposures to significant benchmark rates subject to the reform below.
The IASB had previously issued “Interest Rate Benchmark Reform: Amendments to IFRS 9, IAS 39 and IFRS 7” (Phase 1 amendments) in September 2019. The Phase 1 amendments provide relief for specific hedge accounting requirements to address uncertainties in the period before the interest rate benchmark reform, and provide specific disclosure requirements for the affected hedging relationships. We adopted the Phase 1 amendments effective November 1, 2019 and the disclosure can be found in Note 1 to the consolidated financial statements included in our 2020 Annual Report.
As IBORs are widely referenced by large volumes of derivative, loan and cash products, the transition presents a number of risks to us, and the industry as a whole. These transition risks include market risk (as new basis risks emerge), model risk, operational risk (as processes are changed or newly introduced), legal risk (as contracts are revised) and conduct risk (in ensuring clients are adequately informed/prepared). In response to the proposed reforms to interest rate benchmarks, we have established an Enterprise IBOR Transition Program (Program), which is supported by a formal governance structure and dedicated working groups that include stakeholders from frontline businesses as well as functional groups such as Treasury, Technology and Operations, Risk Management, Legal and Finance, to manage and coordinate all aspects of the transition, including the identification and mitigation of the risks. An IBOR Steering Committee has been established with responsibility for oversight and execution of the Program. The IBOR
Steering Committee manages the impact of the transition risks through appropriate mitigating actions. We also continue to engage with industry associations to incorporate recent developments into our project plan. The Program provides regular updates to the senior management including the Executive Committee, and the Board of Directors.
As a part of the Program, we have begun to transition existing IBOR based contracts to those that reference the new alternative rates, and are developing business processes to support the transition. We have started to remediate our non-USD LIBOR referenced contracts by incorporating appropriate fallback language, and have ceased the issuance of certain new GBP LIBOR products that mature after the end of 2021 based upon the guidelines provided by the regulators. We have adhered to the International Swaps and Derivatives Association (ISDA) 2020 IBOR Fallbacks Protocol to facilitate the transition of the contractual rate for derivatives with counterparties who have also adhered to the ISDA Protocol. Such transition will be effective on the occurrence of certain prescribed trigger events. We are also working with clearing houses to transition our existing derivatives cleared by them to alternative rates. We have continued to develop contract remediation plans for our LIBOR referencing products and have continued to make information available to clients, advising them on developments.
The following table presents the approximate notional amounts of our derivatives and the gross outstanding balances of our non-derivative financial assets and financial liabilities that are indexed to USD LIBOR, GBP LIBOR and other benchmark rates as at November 1, 2020 with a maturity date beyond December 31, 2021, that are expected to be affected by IBOR reform.

	Notional/gross outstanding amounts (1)(2)(3)
$ billions, as at November 1, 2020	USD LIBOR		GBP LIBOR	Others (4)
	Maturing after December 31, 2021 and before June 30, 2023	Maturing after June 30, 2023 (5)	Maturing after December 31, 2021
Non-derivative financial assets
Securities	$4.0	$1.9	$–	$–
Loans	18.6	21.2	2.4	–
	22.6	23.1	2.4	–
Non-derivative financial liabilities
Secured borrowing deposits and subordinated indebtedness	–	0.1	1.1	–
Other deposits	0.8	1.0	–	–
	0.8	1.1	1.1	–
Derivatives	276.4	463.3	70.4	33.3
(1)
Excludes financial instruments which reference rates in multi-rate jurisdictions, including Canadian Dollar Offered Rate (CDOR), Euro Interbank Offered Rate (EURIBOR) and Australian Bank Bill Swap Rate. While the 6-month and 12-month tenors of CDOR discontinued on May 17, 2021, we did not hold material positions referencing these tenors as at November 1, 2020. Other tenors of CDOR are expected to continue.

(2)
The table excludes undrawn loan commitments. As at November 1, 2020, the total outstanding undrawn loan commitments that are potentially subject to the transition with a maturity date beyond December 31, 2021 are estimated to be $53.1 billion, including $52.1 billion which can be drawn in USD LIBOR and $1.0 billion which can be drawn in GBP LIBOR.

(3)	For cross currency swaps for which both legs reference benchmark rates that are subject to transition, the relevant notional amount for each leg has been included in the table above.
(4)	Includes exposures indexed to JPY LIBOR, CHF LIBOR and EUR LIBOR.
(5)
On March 5, 2021, the announcement made by the FCA and IBA resulted in the revision of the final cessation date of most USD LIBOR tenors to June 30, 2023 from December 31, 2021. As at April 30, 2021 (which is the end of the quarter during which this announcement was made), our USD LIBOR exposure excluding undrawn commitments, with a maturity date beyond June 30, 2023 was approximately $614.9 billion. In addition, undrawn loan commitments which can potentially be drawn in USD LIBOR with a maturity date beyond June 30, 2023 were approximately $31.1 billion.

Conceptual Framework for Financial Reporting (Conceptual Framework)
The Conceptual Framework sets out the fundamental concepts that underlie the preparation and presentation of financial statements and serves to guide the IASB in developing IFRS standards. The Conceptual Framework is effective for annual periods beginning on or after January 1, 2020. As a result, CIBC adopted the Conceptual Framework as at November 1, 2020.
There was no impact to our interim consolidated financial statements and no changes in our accounting policies as a result of adopting the Conceptual Framework.
(b)    Future accounting policy changes
For details on future accounting policy changes, refer to Note 32 to the consolidated financial statements included in our 2020 Annual Report. We are continuing to evaluate the impact of standards that are effective for us after fiscal 2021.